UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2019

AdvanSource Biomaterials Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number (978) 657-0075

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ASNB	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Additional Information and Where to Find It

In connection with the proposed sale (the “Transaction”) of substantially all of the assets of AdvanSource Biomaterial Corporation, a Delaware corporation (the “Company”) to Mitsubishi Chemical Performance Polymers, Inc., a Delaware corporation (“Buyer”), pursuant to the terms of that certain Asset Purchase Agreement by and between the Company and Buyer, dated November 25, 2019 (the “Purchase Agreement”), the Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement, which will be mailed or otherwise disseminated to the Company’s stockholders when it becomes available. The Company’s stockholders and other interested persons are urged to read the preliminary proxy statement and any amendments thereto and the definitive proxy statement, when it becomes available, in connection with the solicitation of proxies for the special meeting of stockholders to be held to approve the Transaction, because these documents will contain important information about the Company and the Transaction. The definitive proxy statement, when available, will be mailed to stockholders of the Company as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company without charge, at the SEC's website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to: AdvanSource Biomaterials Corporation at 229 Andover St. Wilmington, MA 01887. Additionally, all documents filed with the SEC can be found on the Company's website, http://www.advbiomaterials.com.

Participants in Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies of the Company's stockholders in respect of the Transaction. Information regarding the Company's directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

 Disclaimer

This report and the exhibits hereto do not constitute a solicitation of any vote or approval. The Company intends to file a proxy statement with the SEC containing information about the Transaction. The Company will mail a definitive proxy statement and other relevant documents after the SEC completes its review of the proxy statement.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements in this report and the exhibits hereto are or may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "believe," "expect," "anticipate," "project," "target," "optimistic," "intend," "aim," "will", "may" and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to the Transaction and the proxy voting process include, but are not limited to: (i) statements about the benefits of the transaction; (ii) Buyer’s plans, objectives, expectations and intentions; (iii) the expected timing of completion of the Transaction; and (iv) the expected cash premium for stockholders Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties many of which are beyond the Company’s control. Actual results could differ materially if not substantially from those described in the forward-looking statements.

Important risks and other factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the Transaction, such risks and uncertainties include, among many others: (i) the risks associated with the Company’s proxy statement and the proxy voting process, including uncertainty regarding whether the Company’s stockholders will approve the Transaction; (ii) the risk that the benefits to the Company and its stockholders anticipated from Transaction may not be fully realized or may take longer to realize than expected; (iii) unexpected costs, liabilities or delays in the consummation of the Transaction; (iv) the outcome of any legal proceedings related to the Transaction; (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement or (viii) any of the factors in detailed in the "Risk Factors" section of the Company's filings with the SEC.

The foregoing listing of risks is not exhaustive. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Company's proxy statement to be filed with the SEC in connection with the transaction. Additional risks and uncertainties are identified and discussed in the Company’s reports filed or to be filed with the SEC, including its Form 10-K, as amended, for the fiscal year ended December 31, 2018, and the proxy statement to be filed in connection with the Transaction, and are available at the SEC's website at http://www.sec.gov. Forward-looking statements included in this press release speak only as of the date of this press release. The Company undertakes and assumes no obligation, and does not intend, to update the Company’s forward-looking statements, except as required by law.

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On November 25, 2019, AdvanSource Biomaterials Corporation, a Delaware corporation (the “Company”), and Mitsubishi Chemical Performance Polymers, Inc., a Delaware corporation (“Buyer”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell substantially all of its assets to Buyer on the terms and subject to the conditions set forth in the Purchase Agreement (the “Asset Sale”). As consideration for the Asset Sale, Buyer has agreed to pay the Company $7.25 million.

Representations and Warranties

The Purchase Agreement contains customary representations and warranties by each of Buyer and the Company. Many of the representations and warranties are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement or to information provided pursuant to certain disclosure schedules to the Purchase Agreement. The representations and warranties made by the parties do not survive the closing of the Asset Sale (the “Closing”) and there are no indemnification rights for another party’s breach.

Covenants of the Parties

Each party has agreed to use its commercially reasonable efforts to cause the various conditions to Closing to be satisfied as soon as practicable after the date of the Purchase Agreement to effect the Closing. The Purchase Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Purchase Agreement and the earlier of the Closing or the termination of the Purchase Agreement in accordance with its terms (the “Interim Period”).

The Purchase Agreement and the consummation of the transactions contemplated thereby require that the Company receive the requisite approval from the Company’s stockholders. The Company agreed, as soon as reasonably practicable after the date of the Purchase Agreement, to convene a special meeting of the Company’s stockholders to approve the Purchase Agreement, the transactions contemplated thereby and related matters and to prepare, with the cooperation and consultation of Buyer, and file with the Securities and Exchange Commission (the “SEC”) a proxy statement for the purpose of soliciting proxies from the stockholders of the Company at the special meeting of the stockholders.

The Company agreed not to directly or indirectly solicit, initiate or knowingly take any action to facilitate or encourage the submission of any alternative takeover proposal or any proposal that could reasonably be expected to lead to an alternative takeover proposal, or enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement relating to an alternative takeover proposal during the Interim Period; provided that, prior to obtaining the requisite approval from the Company’s stockholders, the Company’s board of directors may (i) engage in discussions or negotiations with a third-party with respect to an unsolicited alternative takeover proposal that its board of directors determines in good faith (after consultation with its financial advisor and its outside legal counsel) constitutes or is reasonably likely to lead to a superior proposal, and (ii) following the receipt of a superior proposal, make an Adverse Recommendation Change (defined below) and the Company may furnish non-public information relating to the Company to such third-party.

The Company agreed that its board of directors would recommend that the Company’s stockholders vote in favor of the adoption of the Asset Sale and that it would not change or withdraw such recommendation or enter into an alternative acquisition agreement unless, prior to receiving the approval of the Company’s stockholders, the Company (i) receives an unsolicited alternative takeover proposal that it determines in good faith to be superior to the transactions contemplated by the Purchase Agreement and that the failure to take such action would reasonably be expected to be inconsistent with the board of director’s fiduciary duties, or (ii) experiences a material intervening event, circumstance, change or condition occurs or arises with respect to the Company after the date of the Purchase Agreement that was not reasonably foreseeable or known by the Company’s board of directors as of the date of the Purchase Agreement and does not relate to another acquisition proposal or transaction. In case of either of the foregoing, the Company’s board of directors is entitled to change its recommendation prior to the special meeting of the Company’s stockholders (an “Adverse Recommendation Change”). Prior to such Adverse Recommendation Change, if requested by Buyer, Buyer shall have a five (5) business day period to negotiate modifications to the Purchase Agreement with the Company in order to obviate the need for the Adverse Recommendation Change.

Conditions to Consummation of the Asset Sale

The obligations of the parties to consummate the Asset Sale is subject to various conditions, including the following mutual conditions of the parties unless waived: (i) no order being enacted by a government authority preventing or prohibiting the transactions contemplated by the Purchase Agreement; (ii) no litigation pending before a governmental authority preventing or prohibiting the transactions contemplated by the Purchase Agreement and (iii) the approval of the Purchase Agreement and the transactions contemplated thereby and related matters by the requisite vote of the Company’s stockholders.

In addition, unless waived by the Company, the obligation of the Company to consummate the Asset Sale is subject to the satisfaction of the following Closing conditions, in addition to the delivery of customary certificates and other Closing deliveries:

●	The representations and warranties of Buyer being true and correct as of the date of the Purchase Agreement and as of the Closing (with certain representations subject to a material adverse effect qualifier); and

●	Buyer having performed and complied in all material respects with its covenants and agreements under the Purchase Agreement required to be performed or complied with on or prior the date of the Closing.

Unless waived by Buyer, the obligation of Buyer to consummate the transactions is subject to the satisfaction of the following Closing conditions, in addition to the delivery of customary certificates and other Closing deliveries:

●	The representations and warranties of the Company being true and correct as of the date of the Purchase Agreement and as of the Closing (with certain representations subject to a material adverse effect qualifier);

●	The Company having performed and complied in all material respects with its covenants and obligations under the Purchase Agreement required to be performed or complied with on or prior to the date of the Closing; and

●	The absence of any material adverse effect with respect to the Company since the date of the Purchase Agreement which remains continuing and uncured.

Termination

The Purchase Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	by written mutual agreement of the Company and Buyer;

●	by either the Company or Buyer by written notice to the other party in the event that:

○	there shall be any applicable law that makes consummation of the Purchase Agreement illegal or otherwise prohibited;

○	any governmental authority shall have issued a governmental order restraining or enjoining the Purchase Agreement, and such governmental order shall have become final and non-appealable;

○	the closing shall not have occurred by March 31, 2020 (the “Outside Date”); provided that the right to terminate the Purchase Agreement due to the Outside Date shall not be available to any party whose failure to perform or comply with any of the covenants, agreements or conditions in the Purchase Agreement has been the primary cause of, or the primary factor that resulted in, the failure of the Closing to be consummated by the Outside Date; or

○	if the requisite approval from the Company’s stockholders shall not have been obtained at the special meeting duly convened therefor or at any adjournment or postponement thereof at which a vote to approve the transactions contemplated by the Purchase Agreement was taken; provided that the Company shall not be permitted to terminate the Purchase Agreement due to a failure to obtain the requisite approval from the Company’s stockholders, if such failure to is proximately caused by any action or failure to act of the Company that constitutes a breach of the Purchase Agreement.

●	by the Company:

○	by written notice to Buyer if the Company is not then in material breach of any provision of the Purchase Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to the Purchase Agreement that would give rise to the failure of any of the Closing conditions specified in the Purchase Agreement and such breach, inaccuracy or failure has not been cured by Buyer within fifteen (15) business days of Buyer’s receipt of written notice of such breach from the Company; or

○	by written notice to Buyer, at any time prior to receiving the requisite approval from the Company’s stockholders, if (i) (x) the Company has received a Superior Proposal and the board of directors of the Company authorized the Company to enter into an Alternative Acquisition Agreement to consummate a transaction contemplated by that Superior Proposal or (y) the board made an Adverse Recommendation Change as a result of an Intervening Event, and (ii) the Company has complied in all material respects with certain terms in the Purchase Agreement with respect to such Superior Proposal.

●	by Buyer:

○	by written notice to the Company if Buyer is not then in material breach of any provision of the Purchase Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company pursuant to the Purchase Agreement that would give rise to the failure of any of the Closing conditions specified in the Purchase Agreement and such breach, inaccuracy or failure has not been cured by the Company within fifteen (15) business days of the Company’s receipt of written notice of such breach from Buyer; or

○	by written notice to the Company, if at any time the board of directors of the Company (or a committee thereof) has effected an Adverse Recommendation Change.

If the Purchase Agreement is terminated, all further obligations of the parties under the Purchase Agreement will terminate and be of no further force and effect (except that certain obligations related to confidentiality, termination and certain general provisions will continue in effect).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Voting and Support Agreements

In connection with the Asset Sale, certain officers and the directors of the Company who are also stockholders entered into Voting and Support Agreements (each a “Voting Agreement”). Under the Voting Agreements, the stockholders agree to vote all of their shares of the Company’s common stock in favor of the Purchase Agreement and related transactions and to otherwise take certain other actions in support of the Purchase Agreement and related transactions and refrain from taking actions that would adversely affect such stockholder’s ability to perform its obligations under the Voting Agreement. The Voting Agreements prevent transfers of the Company’s common stock held by the stockholder party thereto between the date of the Voting Agreement and the date of the Company’s special meeting of stockholders, except for certain permitted transfers.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†*	Asset Purchase Agreement, dated November 25, 2019, by and between AdvanSource Biomaterials Corporation and Mitsubishi Chemical Performance Polymers, Inc.
10.1	Form of Voting and Support Agreement

†	Certain schedules and exhibits to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule and/or exhibit to the SEC upon request.
*	Certain sensitive financial, commercial and strategic information relating to the Company has been redacted in the marked portions of the exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 2, 2019

ADVANSOURCE BIOMATERIALS CORPORATION

	By:	/s/ Michael F. Adams
Michael F. Adams
President and Chief Executive Officer